-------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2002


                                 CVS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                 ---------------

           DELAWARE                      001-01011               050494040
           --------                      ---------               ---------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                              Identification No.)


                 ONE CVS DRIVE
           WOONSOCKET, RHODE ISLAND                          02895
           ------------------------                          -----
   (Address of principal executive offices)               (Zip Code)



                                 (401) 765-1500
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

-------------------------------------------------------------------------------

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  99   Press Release, dated October 30, 2002 of CVS Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CVS CORPORATION

                               By: /s/ David B. Rickard
                                   ------------------------------------------
                                   David B. Rickard
                                   Executive Vice President, Chief Financial
                                   Officer and Chief Administrative Officer

                                   Dated:  October 30, 2002